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                                                                    EXHIBIT 10.9



                            MASTER SERVICES AGREEMENT

      THIS MASTER SERVICES AGREEMENT (the "Agreement") is made and entered into as of this 16th day of January, 1998 (the "Effective Date"), by and between C2i Solutions Inc., a Delaware Corporation, with principal offices at 4747 Morena Blvd., Suite 101, San Diego, California 92117 ("C2i"), and, United Guaranty Corporation, with principal offices at 230 N. Elm Street, Greensboro, N. C. 27420-1567 ("Client").

                                   BACKGROUND

      Client wishes to engage C2i to provide certain professional services as described in the Statement of Work. C2i agrees to provide such professional services in accordance with the terms and conditions of this Agreement.


      NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

                                    AGREEMENT

      1. PERFORMANCE OF SERVICES. C2i agrees to use commercially reasonable efforts to perform the services set forth in the initial Statement of Work (the "Services") as set forth in EXHIBIT A (the "Statement of Work"). C2i shall retain sole discretion as to the designation of personnel and resources to perform the Services. The Statement of Work shall not be binding on either party until both parties have executed the Statement of Work.

      2. AGREEMENT ON ADDITIONAL SERVICES. Client may, from time to time, request C2i to perform services outside the Statements of Work. If C2i is able to perform such additional services the parties shall execute an additional Statement of Work. Such additional Statement of Work shall be deemed a Statement of Work for the purposes of this Agreement when executed by both parties and shall be governed by the terms and conditions set forth in this Agreement. No Statement of Work shall be binding on either party until both parties have executed the Statement of Work.

      3. PRIORITY AMONG AGREEMENTS. In the event that the terms and conditions in this Agreement and the terms and conditions in a Statement of Work are contradictory or inconsistent then the terms and conditions set forth in this Agreement shall govern the rights and obligations of the parties.

      4. PROGRESS REPORTS. From time to time during the term of this Agreement, C2i may submit to Client progress reports summarizing C2i's progress in performing the Services.



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        IN WITNESS WHEREOF, C2i and Client have caused this Agreement to be executed, and the person signing below warrant that they have duly authorized to sign for and on behalf of the respective parties.



C2i SOLUTIONS, INC.                     CLIENT

/s/ James W. Overby III     1/16/98     /s/ H. G. Waddell              1/16/98
------------------------------------    ----------------------------------------
Signature                      Date     Signature                          Date

Vice President                          Senior Vice President
------------------------------------    ----------------------------------------
Title                                   Title



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                                    EXHIBIT A
                                Statement of Work

SERVICES:

       Assess UGC year 2000 strategy/plan.

       Evaluate UG performance to date against plan.

       Recommend modifications to UG year 2000 strategy and plan as needed.

       Develop communications year 2000 project improved plan.


SERVICE FEE SCHEDULE:

Consulting Services:

      Vice President - $350/hr. + expenses
      Sr. Consultant - $275/hr. + expenses
      Consultant     - $225/hr. + expenses

GENERAL:

      This Statement of Work shall be governed by the terms and conditions set forth in the Master Services Agreement between the parties.


C2i Solutions, Inc.                     Client

/s/ James W. Overby III    1/16/98      /s/ H. G. Waddell          1/16/98
-----------------------------------     -----------------------------------
Signature                      Date     Signature                      Date



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                                    EXHIBIT B

                                PROGRESS PAYMENTS



      Invoices will be issued to Client monthly based on Time and Materials expanded during given month, or as services are completed, whichever occurs first.



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